Exhibit 99.3

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
BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series     1995-B

Distribution Date of:                                                        15-Mar-00
Determined as of:                                                             9-Mar-00
For the Monthly Period Ending:                                               29-Feb-00
Days in Interest Period (30/360)                                                    30
Days in Interest Period (Actual/360)                                                29

                                                                             Beginning               Ending               Change
                                                                             ---------               ------               ------
Pool Balance (Principal)                                              4,134,989,349.14     4,064,132,311.96      (70,857,037.18)
Excess Funding Account                                                            0.00                 0.00                 0.00

Invested Amount                                                         380,000,000.00       380,000,000.00                 0.00
Class A Invested Amount                                                 357,200,000.00       357,200,000.00                 0.00
Class B Invested Amount                                                  22,800,000.00        22,800,000.00                 0.00

Principal Funding Account                                                         0.00                 0.00                 0.00

Adjusted Invested Amount                                                380,000,000.00       380,000,000.00                 0.00
Class A Adjusted Invested Amount                                        357,200,000.00       357,200,000.00                 0.00
Class B Adjusted Invested Amount                                         22,800,000.00        22,800,000.00                 0.00
Enhancement Invested Amount                                                       0.00                 0.00                 0.00

Reserve Account                                                           1,900,000.00         1,900,000.00                 0.00

Available Cash Collateral Amount                                         38,000,000.00        38,000,000.00                 0.00
Available Shared Collateral Amount                                       34,200,000.00        34,200,000.00                 0.00
Spread Account                                                           20,900,000.00        20,900,000.00                 0.00

Servicing Base Amount                                                   380,000,000.00       380,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                          9.19%
Principal Allocation Pct                                                         9.19%
Class A Floating Pct                                                            94.00%
Class B Floating Pct                                                             6.00%
Class A Principal Pct                                                           94.00%
Class B Principal Pct                                                            6.00%

                                                                            Series
Allocations                                                 Trust           1995-B                  Class A              Class B
-----------                                      --------------------------------------------------------------------------------
Principal Collections                              456,467,485.57        41,948,752.43        39,431,827.29         2,516,925.15

Finance Charge Collections                          75,092,671.87         6,900,916.28         6,486,861.30           414,054.98
PFA Investment Proceeds                                        NA                 0.00                 0.00                 0.00
Reserve Account Draw                                           NA                 0.00                 0.00                 0.00
                                                                          ------------         ------------           ----------
Available Funds                                                           6,900,916.28         6,486,861.30           414,054.98

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                        395,833.33           372,083.33            23,750.00
Monthly Interest                                                          1,997,850.00         1,875,300.00           122,550.00
Monthly Servicing Fee                                                        79,166.67            74,416.67             4,750.00
Defaulted Amounts                                   29,277,249.96         2,690,540.18         2,529,107.77           161,432.41
                                                                          ------------         ------------           ----------
                                                                          5,163,390.18         4,850,907.77           312,482.41

Excess Spread                                                             1,898,958.51         1,635,953.53           263,004.98
Required Amount                                                                   0.00                 0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                9,504.75
Risk-Free Fee                                                                                      5,387.56
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                          0.00
                                                                                                  ---------
Monthly Cash Collateral Fee                                                                       14,892.31
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
Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                    5.75%
Principal Payment Rate Calculation                                                                   11.49%
Calculated Current Month's Spread Account Cap                                                         5.50%
Spread Account Cap Adjustment                                                                         0.00%
Applicable Spread Account Cap Percentage                                                              5.50%
Beginning Cash Collateral Amount                                                              38,000,000.00
Required Cash Collateral Amount                                                               38,000,000.00
Cash Collateral Account Draw                                                                           0.00
Cash Collateral Account Surplus                                                                        0.00
Beginning Spread Account Balance                                                              20,900,000.00
Required Spread Account Amount                                                                20,900,000.00
Required Spread Account Draw                                                                           0.00
Required Spread Account Deposit                                                                        0.00
Spread Account Surplus                                                                                 0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                     0
Controlled Accumulation Amount                                                                59,533,333.33
Required PFA Balance                                                                                   0.00
Beginning PFA Balance                                                                                  0.00
Controlled Deposit Amount                                                                              0.00
Available Investor Principal Collections                                                      44,639,292.61
Principal Shortfall                                                                                    0.00
Shared Principal to Other Series                                                              44,639,292.61
Shared Principal from Other Series                                                                     0.00
Class A Monthly Principal                                                                              0.00
Class B Monthly Principal                                                                              0.00
Monthly Principal                                                                                      0.00
PFA Deposit                                                                                            0.00
PFA Withdrawal                                                                                         0.00
Ending PFA Balance                                                                                     0.00
Principal to Investors                                                                                 0.00
Ending Class A Invested Amount                                                               357,200,000.00
Ending Class B Invested Amount                                                                22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                10.71%
Revolving Investor Interest                                                                  630,000,000.00
Class A Invested Amount                                                                      357,200,000.00
Available Principal                                                                           67,452,497.06
Class A Accumulation Period Length                                                                        6

Reserve Account
---------------
Available Reserve Account Amount                                                               1,900,000.00
Covered Amount                                                                                         0.00
Reserve Draw Amount                                                                                    0.00
Portfolio Yield                                                                                      13.80%
Reserve Account Factor                                                                               50.00%
Portfolio Adjusted Yield                                                                              7.23%
Reserve Account Funding Period Length                                                                     3
Reserve Account Funding Date                                                                      15-Jan-00
Weighted Average Coupon                                                                               6.31%
Required Reserve Account Amount                                                                1,900,000.00
Reserve Account Surplus                                                                            8,794.10
Required Reserve Account Deposit                                                                       0.00
Portfolio Yield - 3 month average                                                                    15.14%
Base Rate - 3 month average                                                                           7.81%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                     7.33%
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*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation
Percentage is based on the Adjusted Invested Amount as of the last day of the
Monthly Period preceding the current Monthly Period.